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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): DECEMBER 1, 2006

                          PROLIANCE INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                          1-13894                        34-1807383
(State or other jurisdiction        (Commission File Number)            (I.R.S. Employer
     of incorporation)                                                 Identification No.)

                  100 GANDO DRIVE, NEW HAVEN, CONNECTICUT 06513
          (Address of principal executive offices, including zip code)

                                 (203) 401-6450
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c)).

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Item 2.05.  COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES

On December 1, 2006, the authorized senior executive officers of Proliance
International, Inc. (the "Company") determined to commit the Company to a number of actions designed to ultimately improve customer service and reduce the
Company's overall cost-to-market. The Company is consolidating the administrative functions currently performed in Racine, Wisconsin into its New
Haven, Connecticut corporate office location, and closing the Racine office facility. This will result in some personnel additions in New Haven but an overall streamlining of support functions and a lowering of overhead costs. The
Company's efforts to improve internal systems have also resulted in further net reductions in personnel resources required for the New Haven location.

The Company is also commencing the next phase of improvements to its branch go-to-market strategy. These actions are a continuation of the program announced at the end of the third quarter of 2006, which will ultimately improve the
Company's market position and overall business performance while allowing it to continue serving its customers well in each of the Company's geographic markets.
The Company will be adding two new branch locations into which four existing branch locations will be consolidated. In addition, the Company will close five other branch locations and serve those customers from other existing distribution locations.

These activities are expected to be completed by the end of 2006 and will result in the Company incurring approximately $1,000,000 of restructuring costs. Of these costs, approximately $500,000 are associated with one-time employee termination costs and the remainder are costs associated with the relocation of inventory and facility closures. All of the closing costs will result in future cash expenditures. Annual savings are expected to exceed the restructuring costs incurred.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                PROLIANCE INTERNATIONAL, INC.

Date: December 6, 2006            By: /s/ Richard A. Wisot
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                                      Richard A. Wisot
                                      Vice President, Treasurer, Secretary,
                                      and Chief Financial Officer